UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 13, 2014

Verso Paper Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Verso Paper Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address of principal executive offices)

(901) 369-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 13, 2014, Verso Paper Holdings LLC (“Verso Holdings”), a wholly-owned subsidiary of Verso Paper Corp. (together with Verso Holdings, the “Registrants”) and Verso Paper Inc., a subsidiary of Verso Holdings (together with Verso Holdings, the “Issuers”) launched offers to exchange new Second Priority Adjustable Senior Secured Notes (the “New Second Lien Notes”) and new Adjustable Senior Subordinated Notes (the “New Subordinated Notes”) for any and all of their outstanding 8.75% Second Priority Senior Secured Notes due 2019 (the “Old Second Lien Notes”) and 11 3/8% Senior Subordinated Notes due 2016 (the “Old Subordinated Notes”), respectively.

In connection with the exchange offers (the “Exchange Offers”), the Issuers will solicit consents to amend the Old Second Lien Notes, the Old Subordinated Notes and the indentures governing the Old Second Lien Notes and the Old Subordinated Notes (the “Consent Solicitations”). The proposed amendments, which will require the consent of a majority in outstanding aggregate principal amount of the Old Second Lien Notes and Old Subordinated Notes, respectively, will eliminate or waive substantially all of the restrictive covenants, eliminate certain events of default, modify covenants regarding mergers and transfer of assets, and modify or eliminate certain other provisions. In addition, the consents with respect to the Old Second Lien Notes will authorize a release of the liens and security interests in the collateral securing the Old Second Lien Notes. In order to be effected, the collateral release must be consented to by the holders of at least two-thirds in outstanding aggregate principal amount of the Old Second Lien Notes.

The terms and conditions to the Exchange Offers and Consent Solicitations are set forth in the Issuers’ confidential offering memorandum and consent solicitation statement, dated January 13, 2014. A copy of the news release announcing the Exchange Offers and Consent Solicitations is attached as Exhibit 99.1 and is incorporated by reference herein.

The Registrants are disclosing under Item 7.01 of this report the foregoing information and the information attached to this report as Exhibit 99.2, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from the Confidential Offering Memorandum and Consent Solicitation Statement that is being disseminated to eligible holders of the Old Second Lien Notes and Old Subordinated Notes in connection with the Exchange Offers described above.

This information shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrants’ filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

In this report, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend,” and similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management’s current beliefs, expectations, and views with respect to future developments and their potential effects on the Registrants. Actual results could vary materially depending on risks and uncertainties that may affect the Registrants and their business. For a discussion of such risks and uncertainties, please refer to the Registrants’ filings with the Securities and Exchange Commission. The Registrants assume no obligation to update any forward-looking statement made in this report to reflect subsequent events or circumstances or actual outcomes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are being furnished solely for purposes of Item 7.01 of this report:

Exhibit Number	Description of Exhibit

99.1	Press release issued by Verso Paper Corp. on January 13, 2014.

99.2	Disclosure in connection with the distribution of the Confidential Offering Memorandum and Consent Solicitation Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2014

VERSO PAPER CORP.

By:	/s/ Peter H. Kesser
Peter H. Kesser
Senior Vice President, General Counsel and Secretary

VERSO PAPER HOLDINGS LLC

By:	/s/ Peter H. Kesser
Peter H. Kesser
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release issued by Verso Paper Corp. on January 13, 2014.

99.2	Disclosure in connection with the distribution of the Confidential Offering Memorandum and Consent Solicitation Statement.